UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)	April 12, 2023

PATRICK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana	000-03922	35-1057796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

107 W. Franklin Street, P.O. Box 638	Elkhart,	Indiana	46515
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s Telephone Number, including area code	(574)	294-7511

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	PATK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).            Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Patrick Industries, Inc. (the “Company”) announced that Jake Petkovich, Executive Vice President of Finance, Chief Financial Officer and Treasurer, notified the Company on April 12, 2023 that he will step down in May to accept a senior leadership position with another company. Mr. Petkovich, who has served as CFO of Patrick since November 2020, will remain in his current position until that time and provide support to ensure an orderly transition.

The Board of Directors has approved the appointment of Matthew Filer as Interim Chief Financial Officer, which will become effective May 15, 2023 upon Mr. Petkovich’s departure on May 14, 2023. Mr. Filer, age 50, joined the Company in November 2022 as Senior Vice President of Finance. Prior to joining Patrick, Mr. Filer worked across multiple industries, including rail, mining, defense and industrial. In 2007, he joined Caterpillar Inc. and served in a series of progressive leadership roles which culminated in his appointment to Chief Financial Officer beginning in 2019 for two separate multi-billion dollar divisions within Caterpillar’s Resource Industries segment. Prior to that, Mr. Filer served in various controllership and CFO roles for Progress Rail, Caterpillar's rail division, from 2008 to 2019. He holds an Executive MBA from Arizona State University and a Bachelor of Science degree in Finance and Accounting from Indiana University. The Company is initiating a formal search process, which includes the assessment of internal and external candidates, for the selection of its permanent Chief Financial Officer.

Prior to his appointment as interim Chief Financial Officer, Mr. Filer has received a short term incentive award under the Company's 2022 Short-Term Incentive Plan and both short term incentive award and a long term equity award under the 2023 Short-Term and Long-Term Incentive Plans, respectively.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits. The following exhibit is being furnished herewith:

Exhibit 99.1 - Press Release dated April 17, 2023
Exhibit 104 - Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRICK INDUSTRIES, INC.
(Registrant)

Date: April 17, 2023	By:	/s/ Andy L. Nemeth
Andy L. Nemeth
Chief Executive Officer